                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 14, 1999
                                                  ------------------
                                                  (September 22,1999)


                          WESTERN GAS RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)




              Delaware                 1-10389                84-1127613
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(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation)                      File Number)         Identification No.)



12200 N. Pecos Street            Denver, Colorado               80234-3439
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(Address of principal executive offices)                        (Zip Code)



                                (303) 452-5603
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              (Registrant's telephone number, including area code)


                                  No Changes
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         (Former name or former address, if changed since last report).
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ITEM 5. OTHER EVENTS

On September 14, 1999, the Company issued the following press release:

          September 14, 1999.    Western Gas Resources, Inc. ("Western")
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(NYSE:WGR) announced today that Lanny Outlaw will assume the role of Chief
Executive Officer and President effective October 1, 1999. Brion Wise will remain active with the Company as Chairman of the Board. Effective immediately, Lanny Outlaw has been appointed to the Board of Directors increasing the size of the board to nine members.

Brion Wise, Chief Executive Officer and Chairman, stated, "Lanny Outlaw has certainly earned this position through his many accomplishments during his term as President and Chief Operating Officer. He has been instrumental in the Company's strategic planning, including positioning the Company in major gas producing basins. I feel confident that after our recent financial restructuring, we are positioned to substantially increase shareholder value and now is an opportune time to recognize Lanny's achievements. I will remain the largest shareholder and will be active with the Company through the position of Chairman. I will continue to provide direction and support in the areas of strategic planning, investor relations and business opportunities."

Lanny Outlaw, President and Chief Operating Officer, stated, "I am excited to be provided with this opportunity. We have many challenges in front of us, but I believe the fundamentals for the natural gas industry, and our Company in
particular, are very strong.   We expect to continue growing our gas production,
gathering and sales volumes primarily through the development of coal bed methane in the Powder River Basin and of natural gas in the Green River Basin of Southwest Wyoming. Brion has been a driving influence in the growth and development of the Company from its inception, and his knowledge and insight will continue to be of great value to the Company."
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                WESTERN GAS RESOURCES, INC.
                                ---------------------------
                                (Registrant)


Date: September 22, 1999        By:  /S/ WILLIAM J. KRYSIAK
                                     ----------------------
                                     William J. Krysiak
                                     Vice President - Finance
                                     (Principal Financial and Accounting
                                      Officer)